                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                         MILLER BUILDING SYSTEMS, INC.
                                       AT
                              $8.40 NET PER SHARE
           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 20, 2000
                                       OF
                    DELAWARE MILLER ACQUISITION CORPORATION
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                           COACHMEN INDUSTRIES, INC.

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, THURSDAY, OCTOBER 19, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    First Chicago Trust Company of New York

           By Mail:                            By Hand:                      By Overnight Delivery:
          EquiServe                            EquiServe                           EquiServe
 Corporate Actions Department         c/o Securities Transfer and         Corporate Actions Department
       P.O. Box 842011                 Reporting Services, Inc.               40 Campanelli Drive
    Boston, MA 02284-2011         Attn: Corporate Actions Department          Braintree, MA 02184
                                     100 William Street, Galleria             Attn: Coachmen Deal
                                          New York, NY 10038

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

DESCRIPTION OF SHARES TENDERED
SHARE CERTIFICATE(S) AND SHARE(S)                             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
TENDERED (ATTACH ADDITIONAL                                        (PLEASE FILL IN, IF BLANK, EXACTLY AS
LIST IF NECESSARY)                                              NAME(S) APPEAR(S) ON SHARE CERTIFICATES(S))
                                                                                 NUMBER OF
                                                                  SHARE            SHARES         NUMBER OF
                                                               CERTIFICATE     REPRESENTED BY      SHARE(S)
                                                                NUMBER(S)*    CERTIFICATE(S)*     TENDERED**

                                                               TOTAL SHARES
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.
   Number of Shares Represented by Lost, Stolen or Destroyed Certificates:
   ---------------------

     This Letter of Transmittal is to be completed by stockholders of Miller Building Systems, Inc., either if Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Shares (as defined below) are to be made by book-entry transfer into the account maintained by First Chicago Trust Company of New York, as Depositary (the "Depositary"), at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                          SPECIAL TENDER INSTRUCTIONS
[ ]CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
   ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
   Name of Tendering Institution:

--------------------------------------------------------------------------------
   Account Number:
   -----------------------------------------------------------------------------
   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY):
   Name(s) of Registered Owner(s):
   ----------------------------------------------------------------------------
   Window Ticket Number (if any):
   ----------------------------------------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery:
   --------------------------------------------------------
   Name of Institution that Guaranteed Delivery:
   ---------------------------------------------------------------
   If Delivered by Book-Entry Transfer:
   -------------------------------------------------------------------------
   Account Number:
   -----------------------------------------------------------------------------
   Transaction Code Number:
   -----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Delaware Miller Acquisition Corporation ("Purchaser"), an indirect wholly owned subsidiary of Coachmen Industries, Inc., the above described shares of common stock (the "Shares" and the certificates representing the Shares, the "Share Certificates") of Miller Building Systems, Inc., a Delaware corporation (the "Company"), at a price of $8.40 per Share, plus a future right to receive up to $.30 per Share, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 20, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase, collectively constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares tendered hereby and any and all non-cash dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of the Shares on or after September 20, 2000, and prior to the transfer to the name of Purchaser (or a nominee or transferee of Purchaser) on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to the Shares (and any Distribution), with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver the Share Certificates (and any Distribution) or transfer ownership of the Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present the Shares (and any Distribution) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints First Chicago Trust Company of New York as the undersigned's agent, attorney-in-fact and proxy, with full power of substitution, to the full extent of the stockholder's rights with respect to the Shares (and any Distribution) tendered hereby by the stockholder and accepted for payment by Purchaser. All powers of attorney and proxies shall be considered irrevocable and coupled with an interest, and are granted in consideration of, and are effective when, only to the extent that Purchaser accepts the Shares for payment. Upon acceptance for payment, all prior attorneys, proxies and consents given by the undersigned with respect to the Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares (and any Distribution) for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Company stockholders, by written consent in lieu of a meeting or otherwise. Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of the Shares, Purchaser must be able to exercise full voting rights and all other rights which insure to a record and beneficial holder with respect to the Shares (and any Distribution), including, without limitation, voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's Shares (and any Distribution) tendered hereby, and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Shares (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending the remittance and transfer or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from the purchase price the amount or value thereof, as determined by Purchaser, in its sole discretion.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer to Purchase, including the undersigned's representation that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Delivery Instructions" and "Special Payment Instructions" are both completed, please issue the check for the purchase price and/or any Share Certificate(s) not tendered or accepted for payment in the name of, and deliver the check and/or return the Share Certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
                             LETTER OF TRANSMITTAL)
To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue: [ ] Check      [ ] Share Certificate(s) to:
Name:
-----------------------------------------------
                                 (PLEASE PRINT)
Address:
---------------------------------------------
            -------------------------------------------------------
            -------------------------------------------------------
                               (INCLUDE ZIP CODE)

            -------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
[ ] Credit Shares tendered by book-entry transfer that are not accepted for payment to the Depositary account set forth below:

            -------------------------------------------------------

            -------------------------------------------------------
                          (DEPOSITARY ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
                             LETTER OF TRANSMITTAL)
To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above under "Description of Shares Tendered."

Issue: [ ] Check      [ ] Share Certificate(s) to:
Name:
-----------------------------------------------
                                 (PLEASE PRINT)
Address:
---------------------------------------------

            -------------------------------------------------------

            -------------------------------------------------------
                               (INCLUDE ZIP CODE)

            -------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                                   SIGN HERE
                 AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)
                       (See guarantee requirement below)
Dated:
------------------ , 2000

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s). If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 2, 3 and 5.)
Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)
Capacity (full title)
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)
Area Code and Telephone Number
---------------------------------------------------------------------------
Tax Identification or Social Security Number
----------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 1, 2 AND 5)
Authorized Signature
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
                                 (Please Print)
Capacity (full title)
--------------------------------------------------------------------------------
Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)
Area Code and Telephone Number
---------------------------------------------------------------------------
Dated:
------------------ , 2000

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal: (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of Shares) tendered herewith, unless the holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, or (b) if the Shares are tendered for the account of a financial institution that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders of the Company either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in
Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase). Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to the procedure: (a) the tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser (or a facsimile thereof), must be received by the Depositary prior to the Expiration Date; and (c) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares in proper form for transfer, in each case, together with this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase. A "trading day" is any day in which the Nasdaq is open for business. If Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Description of Shares Tendered." In such cases, new Share Certificates for the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, those persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In the latter case, signatures on the Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the Share Certificate(s). Signatures on the certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or the person) payable on account of the transfer to the person will be deducted from the purchase price unless satisfactory evidence of the payment of taxes or an exemption therefrom, is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or the Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to the account maintained at the Book-Entry Transfer Facility as the Book-Entry Stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, the Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which the Shares were delivered.

     8. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase, the conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment pursuant to the Offer is required to provide the Depositary with the stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 and to certify, under penalties of perjury, that the TIN provided on Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN) and that the stockholder is not subject to backup withholding of United States federal income tax. If the stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to the stockholder with respect to Shares pursuant to the Offer may be subject to backup withholding (see below).

     A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished the Depositary with his or her TIN within 60 days. A stockholder who checks the box in Part 3 in lieu of furnishing the stockholder's TIN should furnish the Depositary with the stockholder's TIN as soon as it is received.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Depositary. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If a tendered stockholder has been notified by the Internal Revenue Service that the stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless the stockholder has since been notified by the Internal Revenue Service that the stockholder is no longer subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

     10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     11. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder then will be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                    PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS DEPOSITARY
                               PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX       Social Security Number OR
  SUBSTITUTE                   AT THE RIGHT AND CERTIFY BY SIGNING AND       Employer Identification Number
  FORM W-9                     DATING BELOW                                   -----------------------------
  DEPARTMENT OF THE TREASURY   PART 2--CERTIFICATION --                                 PART 3--
  INTERNAL REVENUE SERVICE     Under Penalties of Perjury, I certify that:          Awaiting TIN  [ ]
                               (1) The number shown on this form is my
                               current Taxpayer Identification Number (or I
                                   am waiting for a number to be issued to
                                   me); and
                               (2) I am not subject to backup withholding
                               because (a) I am exempt from backup
                                   withholding, or (b) I have not been
                                   notified by the Internal Revenue Service
                                   (the "IRS") that I am subject to backup
                                   withholding as a result of a failure to
                                   report all interest or dividends, or (c)
                                   the IRS has notified me that I am no
                                   longer subject to backup withholding.
                               CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). ALSO SEE
                               INSTRUCTIONS IN THE ENCLOSED GUIDELINES.
  PAYEE'S REQUEST FOR
  TAXPAYER IDENTIFICATION
  NUMBER "TIN"                 Signature  _________________________________________________________________________
                               Name  _______________________________________________________________________________
                               (Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me will be withheld, and that if I do not provide my taxpayer identification number within sixty (60) days, the retained amounts shall be remitted to the IRS as backup withholding.

Signature  _________________________________________ Date ____________________ ,
2000

     Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth on the back cover page. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

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

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                      LOGO

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                 Banks and Brokers Call Collect: (212) 750-5833
                   All Others Call Toll-Free: (888) 750-5834

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